UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2010

Beckman Coulter, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Blvd.

Brea, CA 92821

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Beckman Coulter, Inc., a Delaware corporation (the “Company”), took action September 11, 2010 to approve, effective September 11, 2010, an interim increase in the annualized base salary for J. Robert Hurley, the Company’s interim Chief Executive Officer and interim President, from $367,800 to $800,000 and an interim increase in target bonus for Mr. Hurley under the Company’s 2010 Management Incentive Plan from 65% to 120%, as prorated.

The description of the Company’s Management Incentive Plan was previously reported in the Company’s Definitive Proxy Statement dated March 3, 2010 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2010

BECKMAN COULTER, INC.

	By:	/s/ Arnold A. Pinkston
	Name:	Arnold A. Pinkston
	Title:	Senior Vice President, General Counsel and Secretary